EXHIBIT 10.2

GUARANTY

THIS GUARANTY (this “Guaranty”) is made as of September 20, 2013, by SRT Secured Holdings, LLC, a Delaware limited liability company (“Guarantor”), in favor of Glenborough Property Partners, LLC, a Delaware limited liability company (“Lender”), with reference to the following facts:

RECITALS

A.          Lender has agreed to make a loan to Strategic Realty Trust, Inc., a Maryland corporation (“Borrower”) in the principal amount of
Five Hundred Thousand and No/100ths Dollars ($500,000.00) (the “Loan”).

B.          The Loan is evidenced by a Promissory Note of even date herewith made by Borrower in favor of Lender (the “Note”).

C.          The Loan is recourse to Borrower and Borrower will be personally liable under the Note and for the repayment of the Loan. The Loan is unsecured.

D.          It is a condition precedent to making the Loan that Guarantor execute and deliver this Guaranty to Lender and Lender is making the Loan in reliance on this Guaranty.

E.          Guarantor will derive substantial direct and indirect benefits from Lender making the Loan.

GUARANTY

NOW, THEREFORE, in consideration of Lender making the Loan to Borrower, and as an inducement to Lender to do so, Guarantor hereby agrees, covenants and warrants as follows:

1.          Guaranty. Guarantor hereby unconditionally and irrevocably guarantees to Lender, and its successors, endorsees, transferees and assigns, the full and prompt payment when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of Borrower’s obligations under the Note (the “Guaranteed Obligations”), the terms of which are incorporated herein as if set forth in full herein.

2.          Liability of Guarantor. The liability of Guarantor under this Guaranty shall be irrevocable, absolute, independent and unconditional, and shall not be affected by any circumstance which might constitute a discharge of a surety or guarantor other than the indefeasible payment and performance in full of all Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows:

(a)          Guarantor’s liability hereunder shall be the immediate, direct, and primary obligation of the Guarantor and shall not be contingent upon Lender’s exercise or enforcement of any remedy it may have against Borrower or any other person, or against any collateral for the Loan (the “Collateral”), whether now existing or later granted, securing the Guaranteed Obligations.

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(b)          Lender may enforce this Guaranty upon the occurrence of a condition or conditions causing recourse or personal liability to Borrower under any of the Guaranteed Obligations, or upon notwithstanding the existence of any dispute between Lender and Borrower with respect to the existence of such condition or conditions.

(c)          Guarantor’s payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge Guarantor’s liability for any portion of the Guaranteed Obligations remaining unsatisfied.

(d)          Guarantor’s liability with respect to the Guaranteed Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by, nor shall Guarantor be exonerated or discharged by, any of the following events:

(i)          any insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, liquidation, winding up or dissolution of Borrower, Guarantor, any other guarantor or any other person;

(ii)          the liability of Borrower, Guarantor, any other guarantor or any other person for any Guaranteed Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of any of the Guaranteed Obligations;

(iii)          any merger, acquisition, consolidation or change in structure of Borrower, Guarantor or any other guarantor or person, or any sale, lease, transfer or other disposition of any or all of the assets or shares of Borrower, Guarantor, any other guarantor or other person;

(iv)          any assignment or other transfer, in whole or in part, of Lender’s interests in and rights under this Guaranty or under the Note, including Lender’s right to receive payment of the Guaranteed Obligations, or any assignment or other transfer, in whole or in part, of Lender’s interests in and to any of the Collateral or other collateral securing the Guaranteed Obligations;

(v)          any claim, defense, counterclaim or setoff, other than that of prior performance, that Borrower, Guarantor, any other guarantor or other party may have or assert, including any defense of incapacity or lack of corporate or other authority to execute the Note;

(vi)          Lender’s amendment, modification, renewal, extension, cancellation or surrender of any Guaranteed Obligations, any Collateral or other collateral securing the Guaranteed Obligations, or Lender’s exchange, release, or waiver of any Collateral or of any other collateral securing the Guaranteed Obligations;

(vii)          Lender’s exercise or nonexercise of any power, right or remedy with respect to any of the Collateral, or any other collateral securing any of the Guaranteed Obligations, including Lender’s compromise, release, settlement or waiver with or of Borrower, Guarantor, any other guarantor or any other party;

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(viii)          Lender’s vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy case related to the Guaranteed Obligations;

(ix)          any impairment or invalidity of any of the Collateral or any other collateral securing any of the Guaranteed Obligations or any failure to perfect any of Lender’s liens thereon or therein; or

(x)          any other guaranty, whether by Guarantor or any other party, of all or any part of the Guaranteed Obligations or any other indebtedness, obligations or liabilities of Borrower to Lender.

3.          Consents of Guarantor. Guarantor hereby unconditionally consents and agrees that, without notice to or further assent from Guarantor, and all without impairing, abridging, releasing or affecting this Guaranty:

(a)          The amount of the Guaranteed Obligations may be increased or decreased and additional indebtedness or obligations of Borrower may be incurred, by one or more amendments, modifications, renewals or extensions or otherwise;

(b)          The time, manner, place or terms of any payment may be extended or changed, including by an increase or decrease in the interest rate on any Guaranteed Obligation or any fee or other amount payable, by an amendment, modification or renewal or otherwise;

(c)          The time for Borrower’s (or any other party’s) performance of or compliance with any term, covenant or agreement on its part to be performed or observed may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as Lender may deem proper;

(d)          Lender may discharge or release, in whole or in part, any other guarantor or any other party liable for the payment and performance of all or any part of the Guaranteed Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any of the collateral for the Loan, nor shall Lender be liable to Guarantor for any failure to collect or enforce payment or performance of the Guaranteed Obligations from any party or to realize on the collateral therefor;

(e)          Lender may take and hold Collateral (legal or equitable) of any kind, at any time, for the Guaranteed Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof;

(f)          Lender may request and accept other guarantees of the Guaranteed Obligations and any other indebtedness, obligations or liabilities of Borrower to Lender and may, from time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guaranty and may permit or consent to any such action or the result of any such action; and

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(g)          Lender may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege (including the right to accelerate the maturity of any Loan and any power of sale) granted by the note or other security document or agreement, or otherwise available to Lender, with respect to the Guaranteed Obligations, any of the collateral for the Loan or other security for any or all of the Guaranteed Obligations, even if the exercise of such right, remedy, power or privilege affects or eliminates any right of subrogation or any other right of Guarantor against Borrower.

4.          Guarantor’s Waivers.

(a)          Guarantor waives and agrees not to assert:

(i)          any right to require Lender to marshal assets in favor of Borrower, Guarantor, any other guarantor or any other person or entity (a “Party”), to proceed against Borrower, any other guarantor or any other Party, to proceed against or exhaust any of the Collateral held for the Guaranteed Obligations, to give notice of the terms, time and place of any public or private sale of personal property security constituting the collateral for the loan or comply with any other provisions of Section 9611 of the California Uniform Commercial Code (or any equivalent provision of any other applicable law) or to pursue any other right, remedy, power or privilege of Lender whatsoever;

(ii)          the defense of the statute of limitations in any action hereunder or for the collection or performance of the Guaranteed Obligations;

(iii)          any defense arising by reason of any lack of corporate or other authority or any other defense of Borrower, Guarantor or any other Party;

(iv)          any defense based upon Lender’s errors or omissions in the administration of the Guaranteed Obligations;

(v)          any rights to set-offs and counterclaims;

(vi)          Guarantor’s rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive;

(vii)          if and to the extent any real property is taken as Collateral for the Loan, any rights or defenses Guarantor may have in respect of his or her obligations as a guarantor or other surety by reason of any election of remedies by the creditor;

(viii)          if and to the extent any real property is taken as Collateral for the Loan, any rights or defenses Guarantor may have because the Loan obligation is secured by real property or an estate for years. These rights or defenses include, but are not limited to, any rights or defenses that are based upon directly or indirectly, the application of Sections 580a, 580b, 580d or 726 of the California Code of Civil Procedure to the Loan;

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(ix)          if and to the extent any real property is taken as Collateral for the Loan, any rights or defenses that Guarantor may have because the Loan is secured by real property. This means, among other things: (A) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (B) If Lender forecloses on any real property collateral pledged by Borrower: (1) The amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (2) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure;

(x)          if and to the extent any real property is taken as Collateral for the Loan, any rights or defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Guaranteed Obligations has destroyed Guarantor’s rights of subrogation and reimbursement against the principal by the operation of California Code of Civil Procedure Section 580d or otherwise; and

(xi)          without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this Guaranty.

(b)          Guarantor waives any and all notice of the acceptance of this Guaranty, and any and all notice of the creation, renewal, modification, extension or accrual of the Guaranteed Obligations, or the reliance by Lender upon this Guaranty, or the exercise of any right, power or privilege hereunder. The Guaranteed Obligations shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Guaranty. Guarantor waives promptness, diligence, presentment, protest, demand for payment, notice of default, dishonor or nonpayment and all other notices to or upon Borrower, Guarantor or any other Party with respect to the Guaranteed Obligations.

(c)          The obligations of Guarantor hereunder are independent of and separate from the obligations of Borrower and any other guarantor and upon the occurrence and during the continuance of any Event of Default (as defined in the Note), a separate action or actions may be brought against Guarantor, whether or not Borrower or any such other guarantor is joined therein or a separate action or actions are brought against Borrower or any such other guarantor.

(d)          Guarantor shall not have any right to require Lender to obtain or disclose any information with respect to: (i) the financial condition or character of Borrower or the ability of Borrower to pay and perform the Guaranteed Obligations; (ii) the Guaranteed Obligations; (iii) the Collateral for the Loan or other security for any or all of the Guaranteed Obligations; (iv) the existence or nonexistence of any other guarantees of all or any part of the Guaranteed Obligations; (v) any action or inaction on the part of Lender or any other Party; or (vi) any other matter, fact or occurrence whatsoever.

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5.          Waiver of Subrogation Rights. Guarantor shall not have, shall not directly or indirectly exercise, and hereby waives (a) any rights that it may acquire by way of subrogation under this Guaranty, by any payment hereunder or otherwise, (b) any rights of contribution, indemnification, reimbursement or similar suretyship claims arising out of this Guaranty, and (c) any other right which it might otherwise have or acquire (in any way whatsoever) which could entitle it at any time to share or participate in any right, remedy or security of Lender as against Borrower or other guarantors, whether in connection with the Note or otherwise. If any amount shall be paid to Guarantor on account of the foregoing rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Note.

6.          Reinstatement. This Guaranty shall continue to be effective or shall be reinstated and revived, as the case may be, if, for any reason, any payment of the Guaranteed Obligations by or on behalf of Borrower (or receipt of any proceeds of Collateral) shall be rescinded, invalidated, declared to be fraudulent or preferential, set aside, voided or otherwise required to be repaid to Borrower, its estate, trustee, receiver or any other person or entity (including under the bankruptcy code or other state or federal law), or must otherwise be restored by Lender, whether as a result of proceedings in bankruptcy or reorganization or otherwise. To the extent any payment is so rescinded, set aside, voided or otherwise repaid or restored, the Guaranteed Obligations shall be revived in full force and effect without reduction or discharge for such payment. All losses, damages, costs and expenses that Lender may suffer or incur as a result of any voided or otherwise set aside payments shall be specifically covered by the indemnity in favor of Lender contained in this Agreement.

7.          Payments. Guarantor hereby agrees, in furtherance of the foregoing provisions of this Guaranty and not in limitation of any other right which Lender or any other person or entity may have against Guarantor by virtue hereof, upon the failure of Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the bankruptcy code), Guarantor shall forthwith pay, or cause to be paid, in cash, to Lender an amount equal to the amount of the Guaranteed Obligations then due as aforesaid (including interest which, but for the filing of a petition in bankruptcy with respect to Borrower, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Borrower for such interest in any such bankruptcy proceeding). Guarantor shall make each payment hereunder, unconditionally in full, without set-off, counterclaim or other defense, or deduction for any taxes, on the day when due, in U.S. dollars and in immediately available funds, to Lender as provided in the Note. All such payments shall be promptly applied from time to time by Lender as provided in the Note.

8.          Representations and Warranties. Guarantor represents and warrants to Lender that:

(a)          This Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

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(b)          Immediately prior to and after and giving effect to the incurrence of Guarantor’s obligations under this Guaranty, Guarantor will not be insolvent.

(c)          Guarantor has received at least “reasonably equivalent value” (as such phrase is used in Section 548 of the bankruptcy code, in Section 3439.04 of the California Uniform Fraudulent Transfer Act and in comparable provisions of other applicable law) and more than sufficient consideration to support its obligations hereunder in respect of the Guaranteed Obligations.

(d)          Guarantor hereby acknowledges that it has undertaken its own independent investigation of the financial condition of Borrower and all other matters pertaining to this Guaranty and further acknowledges that it is not relying in any manner upon any representation or statement of Lender with respect thereto. Guarantor represents and warrants that it has received and reviewed copies of the Note and that it is in a position to obtain, and it hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of Borrower and any other matters pertinent hereto that Guarantor may desire. Guarantor is not relying upon or expecting Lender to furnish to Guarantor any information now or hereafter in Lender’s possession concerning the financial condition of Borrower or any other matter.

10.          Further Assurances. So long as any Guaranteed Obligations shall remain unsatisfied or Lender shall have any outstanding commitment to fund the Loan or any portion thereof, Guarantor will execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances and perform such acts as Lender shall deem necessary or appropriate to effectuate the purposes of this Guaranty, and promptly provide Lender with evidence of the foregoing, in form and substance satisfactory to Lender.

11.          Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile) and shall be mailed, sent or delivered (a) if to Lender, at or to its address or facsimile number set forth on the signature page hereof, and (b) if to Guarantor, at or to its address set forth below its name on the signature page hereof, or at or to such other address as such party shall have designated in a written notice to the other party. All such notices and communications shall be effective (a) if delivered by hand, upon delivery, and (b) if sent by mail, upon the earlier of the date of receipt or seventy-two (72) hours after deposit in the mail, first class (or air mail, with respect to communications to be sent to or from the United States), postage prepaid.

12.          No Waiver; Cumulative Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Guaranty are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Lender.

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13.          Costs and Expenses; Indemnification.

(a)          In the event of (i) any action or proceeding that involves the protection, preservation or enforcement of Lender’s rights or Guarantor’s obligations under this Guaranty, or (ii) Lender’s collection or enforcement without institution of litigation proceedings, Lender shall be entitled to payment, upon demand, from Guarantor of all costs and expenses associated therewith, including reasonable attorneys’ fees and litigation expenses. Guarantor will pay Lender, upon demand, all reasonable attorneys’ fees and expenses incurred in the representation of Lender in any aspect of any bankruptcy or insolvency proceeding initiated by or on behalf of Guarantor that concerns any of its obligations to Lender under this Guaranty, or otherwise. In the event of a judgment against one party concerning any aspect of this Guaranty, the right to recover post-judgment attorneys’ fees incurred in enforcing the judgment shall not be merged into and extinguished by any money judgment. The provisions of this Section constitute a distinct and severable agreement from the other contractual rights created by this Guaranty.

(b)          In addition, Guarantor hereby agrees to indemnify Lender, any affiliate thereof, and their respective directors, officers, employees, agents, counsel and other advisors (each an “Indemnified Party”), against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Party (including allocated costs of internal counsel), which may be imposed on, incurred by, or asserted against any Indemnified Party, (i) in any way relating to or arising out of this Guaranty or the Guaranteed Obligations, or the transactions contemplated hereby or thereby, or (ii) with respect to any investigation, litigation or other proceeding relating to any of the foregoing, irrespective of whether the Indemnified Party shall be designated a party thereto (the “Indemnified Liabilities”); provided, however, that Guarantor shall not be liable to any Indemnified Party for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Party’s negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, Guarantor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(c)          At the election of any Indemnified Party, Guarantor shall defend such Indemnified Party using legal counsel satisfactory to such Indemnified Party in such Party’s sole discretion, at the sole cost and expense of Guarantor.

(d)          Any amounts payable to Lender under this Section if not paid upon demand shall bear interest from the date of such demand until paid in full, at the highest rate of interest provided for in the Note.

14.          Survival. All covenants, agreements, representations and warranties made in this Guaranty survive the execution and delivery of this Guaranty, and shall continue in full force and effect so long as any Guaranteed Obligations remain unsatisfied. Without limiting the generality of the foregoing, the obligations of Guarantor under Section 13 hereof, with respect to the matters arising prior to the satisfaction of the Guaranteed Obligations, shall survive the satisfaction of the Guaranteed Obligations.

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15.          Benefits of Agreement. This Guaranty is entered into for the sole protection and benefit of Lender and its successors and assigns, and no other Party shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Guaranty. Lender, by its acceptance of this Guaranty, shall not have any obligations under this Guaranty to any person or entity other than Guarantor, and such obligations shall be limited to those expressly stated herein.

16.          Binding Effect; Assignment. This Guaranty shall be binding upon Guarantor and its successors and assigns, and inure to the benefit of and be enforceable by Lender and its successors, endorses, transferees and assigns. Guarantor shall not have the right to assign or transfer its rights and obligations hereunder without the prior written consent of Lender.

17.          Entire Agreement; Amendments and Waivers. This Guaranty constitutes the entire agreement of Guarantor with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. There are no conditions to the full effectiveness of this Guaranty. This Guaranty may not be amended except by a writing signed by Guarantor and Lender. No waiver of any rights of Lender under any provision of this Guaranty or consent to any departure by Guarantor therefrom shall be effective unless in writing and signed by Lender. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

18.          Limitation on Lender’s Liability. No claim shall be made by Guarantor against Lender or any of its affiliates, directors, employees, attorneys or agents for any special, indirect, exemplary, consequential or punitive damages in respect of any breach or wrongful conduct (whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Guaranty or any act or omission or event occurring in connection therewith, and Guarantor hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

19.          Interpretation. This Guaranty is the result of negotiations between and have been reviewed by counsel to Lender and Guarantor and is the product of the parties hereto. Accordingly, this Guaranty shall not be construed against Lender merely because of Lender’s involvement in the preparation thereof.

20.          Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Guaranty shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Guaranty, or the validity or effectiveness of such provision in any other jurisdiction.

21.          Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS.

22.          Definitions. All initially capitalized terms used and not otherwise defined in this Guaranty shall have the meanings set forth in the Loan Agreement.

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty, as of the date first above written.

Guarantor:
SRT Secured Holdings, LLC

By:	SRT Secured Holdings Manager, LLC
Its Managing Member

	By:	/s/ Andrew Batinovich
Andrew Batinovich, CEO

Read and Consented to by Strategic Realty Operating Partnership, L.P., as member in Guarantor:

By:	Strategic Realty Trust, Inc.
Its General Partner

	By:	/s/ Jack Maier
Jack Maier, Director and Authorized signatory

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